SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 5, 1999
                       (Date of earliest event reported)


                       GENERAL NUTRITION COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                01-19592                 04-3056351
    (State or other           (Commission             (I.R.S. Employer
    jurisdiction of               File                 Identification
     organization)               Number)                   Number)


        300 Sixth Avenue
         Pittsburgh, PA                                   15222
(Address of principal executive offices)               (Zip Code)



                                (412) 288-4600
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets


          On July 5, 1999, General Nutrition Companies, Inc., a Delaware corporation (the "Company"), Koninklijke Numico N.V., a company organized under the laws of The Netherlands ("Numico"), and Numico Investment Corp., a Delaware corporation and an indirect wholly owned subsidiary of Numico (the "Purchaser"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for, among other things,
(i) the Purchaser to purchase all the outstanding shares of Common Stock, par value $0.01 per share, of the Company at a price per share of $25.00, net to seller in cash, without interest, upon the terms and subject to the conditions of the Offer to Purchase dated as of July 9, 1999, as supplemented from time to time (the "Offer to Purchase") and (ii) the subsequent merger of the Purchaser with and into the Company.

          The Merger Agreement, the Offer to Purchase and the Company's
Schedule 14D-9 related thereto are filed hereto as Exhibits 2.1, 20.1 and 20.2, respectively, and incorporated herein by reference.

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GENERAL NUTRITION COMPANIES, INC.

                             by:
                               /s/ WILLIAM E. WATTS
                               -------------------------------
                               Name:  William E. Watts
                               Title: President and Chief
                                      Executive Officer

Date: July 14, 1999

                               Exhibit Index



Exhibit No.                       Exhibit                        Page No.
----------------         --------------------------------        --------
   2.1                   Agreement and Plan of Merger
                         dated as of July 5, 1999
                         (incorporated by reference to
                         Exhibit (c)(1) to the Tender
                         Offer Statement on Schedule
                         14D-1 filed on July 9, 1999 by
                         Numico and the Purchaser).

  20.1                   Offer to Purchase dated as of
                         July 9, 1999 (incorporated by
                         reference to Exhibit (a)(1) to
                         the Tender Offer Statement on
                         Schedule 14D-1 filed on July 9,
                         1999 by Numico and the Purchaser).

  20.2                   Solicitation and Recommendation
                         Statement on Schedule 14D-9
                         filed on July 9, 1999 by the
                         Company (incorporated by
                         reference herein).

  20.3                   Text of press release dated
                         July 5, 1999 (incorporated by
                         reference to Exhibit (a)(6) to
                         the Tender Offer Statement on
                         Schedule 14D-1 filed on July 9,
                         1999 by Numico and the Purchaser).

  Exhibit No.                      Exhibit                       Page No.
----------------         --------------------------------        --------

  20.4                   Text of press release dated
                         July 9, 1999 (incorporated by
                         reference to Exhibit (a)(9) to
                         the Tender Offer Statement on
                         Schedule 14D-1 filed on July 9,
                         1999 by Numico and the Purchaser).

  20.5                   Letter to stockholders of the
                         Company dated July 9, 1999
                         (incorporated by reference to
                         Exhibit (a)(4) to the Company's
                         Solicitation and Recommendation
                         Statement on Schedule 14D-9
                         filed on July 9, 1999).